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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 11, 2002


                          POWERWAVE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                           000-21507                          11-2723423
-----------------------------------   ----------------------------   ---------------------------------------
  (State or other jurisdiction of       (Commission File Number)       (I.R.S Employer Identification No.)
            incorporation)

           1801 E. St. Andrew Place
                Santa Ana, CA                                 92705
----------------------------------------------    ------------------------------
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (714) 466-1000
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events.
--------------------

     On April 11, 2002, Powerwave Technologies, Inc. announced its financial results for its first quarter of fiscal 2002, ending March 31, 2002.



Item 7. Financial Statements and Exhibits.
-----------------------------------------

     (c)    Exhibits.
            ---------

     99        Press release dated April 11, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POWERWAVE TECHNOLOGIES, INC.


Date:  April 11, 2002                      By: /s/ Kevin T. Michaels
                                              ----------------------
                                              Kevin T. Michaels
                                              Senior Vice President, Finance and
                                              Chief Financial Officer

                                       2

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                                  EXHIBIT INDEX


Exhibit No.                                      Description
-----------                                      -----------

99                Press release dated April 11, 2002.

                                       3